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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 7, 2000
                                                        -----------------


                              CKE RESTAURANTS, INC.
             (Exact name of Registrant as specified in its charter)




          Delaware                      1-13192                  33-0602639
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)             Identification No)


               401 W. Carl Karcher Way, Anaheim, California 92801
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (714) 774-5796


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ITEM 5. OTHER EVENTS

        On September 7, 2000, the Company announced the resignation of C. Thomas Thompson, the Company's President and Chief Executive officer. The Company also announced that Andrew F. Puzder will replace Mr. Thompson as President and Chief Executive Officer of the Company.

ITEM 7. EXHIBITS

EXHIBIT NO.                    DESCRIPTION
-----------                    -----------
  99.1            Press Release Dated September 7, 2000

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CKE Restaurants, Inc.


Date: September 22, 2000                         By: /s/ CARL A. STRUNK
                                                     ------------------------
                                                     Carl A. Strunk
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

                                                                      SEQUENTIAL
EXHIBIT NO.       DESCRIPTION                                          PAGE NO.
-----------       -----------                                         ----------
   99.1           Press Release dated September 7, 2000                   3